Events after reporting period	6 Months Ended
Jun. 30, 2024
Event After Reporting Period [Abstract]
Events after reporting period	Events after the reporting period
On 7 August 2024, the Group announced it has entered into an agreement to sell its entire majority stake in FGS Global (FGS) to Kite Bidco Inc., an entity controlled by investment funds managed or advised by Kohlberg Kravis Roberts & Co. L.P. (KKR), at an enterprise value of $1.7 billion. FGS, a leading strategic communications and advisory firm, is a constituent of the Group’s Public Relations operating segment. The transaction is expected to close before the end of 2024, subject to regulatory approvals and other customary closing conditions.